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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 27, 1996


                    EquiVantage Home Equity Loan Trust 1996-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              New York                    33-99364          Application Pending
- ----------------------------------    ---------------    -----------------------
  (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
           Incorporation)                  Number)          Identification No.)

  c/o EquiVantage Acceptance Corp.                                 77040
      Attention: John E. Smith                            ----------------------
      13111 Northwest Freeway                                   (Zip Code)
           Houston, Texas
(Address of Principal Executive Offices)


      Registrant's telephone number, including area code (713) 895-1957
                                                         ---------------

                                  No change
     -------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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     Item 5. Other Events

     In connection with the offering of EquiVantage Home Equity Loan Trust 1996-3 Home Equity Loan Asset-Backed Certificates, Series 1996-3, described in a Prospectus Supplement dated August 20, 1996 to the Prospectus dated May 7, 1996, certain executed agreements relating to the issuance of such Certificates.


1.1 Underwriting Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and the Representative named therein, dated August 20, 1996.

4.1     Pooling and Servicing Agreement among EquiVantage
        Acceptance Corp., EquiVantage Inc. and Norwest Bank
        Minnesota, National Association, as Trustee, dated as of August
        1, 1996.

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and the Representative named therein, dated as of August 1, 1996.

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and
        EquiVantage Inc., dated as of August 1, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-3

                                By:   EquiVantage Acceptance Corp., as Sponsor


                                            By: /s/ John E. Smith
                                                ----------------------------
                                                Name:   John E. Smith
                                                Title: President


Dated:  September 3, 1996

                              Exhibit Index

                         Description of Exhibit

Exhibit No.    Description
- -----------    -----------

1.1 Underwriting Agreement among EquiVantage Acceptance Corp., EquiVantage Inc. and the Representative named therein, dated August 20, 1996.

4.1            Pooling and Servicing Agreement among EquiVantage
               Acceptance Corp., EquiVantage Inc. and Norwest Bank
               Minnesota, National Association, as Trustee, dated as of August 1, 1996.

4.2 Indemnification Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and the Representative named therein, dated as of August 1, 1996.

4.3 Insurance and Indemnity Agreement among Financial Guaranty Insurance Company, EquiVantage Acceptance Corp. and EquiVantage Inc., dated as of August 1, 1996.